                                                                    EXHIBIT 10.1

                               THIRD AMENDMENT TO
                                LEASE AGREEMENT


         THIS THIRD AMENDMENT TO LEASE AGREEMENT (this "AMENDMENT") is by and between TRST IRVING, INC., a Texas corporation ("LANDLORD"), and I2 TECHNOLOGIES, INC., a Texas corporation ("TENANT").

                                    RECITALS

         A. Landlord and Tenant have previously entered into a certain Lease Agreement dated July 14, 1995 (the "ORIGINAL LEASE"), with respect to Suite No. 1600 in the office building located at 909 Las Colinas Boulevard, Irving, Texas. (Except as otherwise provided herein, all terms with initial capital letters have the same meaning ascribed to them in the Original Lease.)

         B. The Original Lease has been amended by (i) a certain First Amendment to Lease Agreement dated February 6, 1996, whereby Landlord and Tenant confirmed an increase in the Basic Rental, and (ii) a certain Second Amendment to Lease Agreement (the "SECOND AMENDMENT") dated February 23, 1996, whereby Tenant increased the size of the Premises by leasing Suite No. 1400 in the Building. (The Original Lease, as amended, is hereinafter referred to as the "LEASE.")

         C.      Tenant desires to lease additional space from Landlord.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. The Basic Lease Information, which sets forth various definitions, is hereby amended as follows:

         a.      The definition of Premises is amended to read as follows:

                 "Premises:       (i) Suite No. 1600 (the "Initial Lease
                                  Area"), containing 36,534 rentable square feet, and (ii) Suite No. 1400 containing
                                  10,926 rentable square feet, and Suite
                                  No. 1300 containing 18,197 rentable square feet (Suite Nos. 1300 and 1400 are sometimes collectively referred to as the "Additional
                                  Lease Area"), in the office building known as Computer Associates Tower, 909 E. Las
                                  Colinas Blvd. (the "Building") located in the City of Irving, Dallas County,
                                  Texas, described on Exhibit 'I'. The
                                  Premises are outlined on the plan attached to the Lease as Exhibit 'A'."

         b.      The definition of Term is amended to read as follows:




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                 "Term:           Commencing on the Commencement Date and
                                  ending on October 31, 2000, subject to
                                  adjustment or earlier termination as provided in the Lease. As used herein, the term 'Commencement Date' shall mean the following:

                                  (a)      with respect to the Initial Lease
                                           Area, the Commencement Date shall
                                           mean October 15, 1995;

                                  (b)      with respect to Suite No. 1400, the
                                           Commencement Date shall mean the
                                           earlier of (i) the date upon which
                                           Tenant commences business in Suite
                                           No. 1400, or (ii) August 1, 1996;
                                           and

                                  (c)      with respect to Suite No. 1300, the
                                           Commencement Date shall mean the
                                           earlier of (i) the date upon which
                                           Tenant commences business in Suite
                                           No. 1300, or (ii) October 1, 1996."

         c.      The definition of Basic Rental is amended to read as follows:

                 "Basic Rental:            Payable monthly based on the
                                           following annual amounts:  Subject
                                           to increase in accordance with
                                           Exhibit 'C,' (i) the annual Basic
                                           Rental for the Initial Lease Area
                                           will be $15.94 per rentable square
                                           foot per year during the first
                                           twelve (12) month period (months
                                           1-12), $15.94 per rentable square
                                           foot per year during the second
                                           twelve (12) month period (months
                                           13-24), $16.44 per rentable square
                                           foot per year during the third
                                           twelve (12) month period (months
                                           25-36), $16.94 per rentable square
                                           foot per year during the fourth
                                           twelve (12) month period (months
                                           37-48), and $17.44 per rentable
                                           square foot per year during the last
                                           twelve (12) month period (months
                                           49-60); (ii) the annual Basic Rental
                                           for Suite No. 1400 will be $20.00
                                           per rentable square foot per year
                                           throughout the entire Term of Suite
                                           No. 1400; and (iii) the annual Basic
                                           Rental for Suite No. 1300 will be
                                           $21.00 per rentable square foot per
                                           year throughout the entire Term of
                                           Suite No. 1300."

         2. Exhibit "A" attached to this Amendment is hereby substituted for the Exhibit "A" attached to the Lease.





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         3.      Tenant accepts Suite No. 1300 in its "as is" condition.
Landlord and Tenant hereby agree that Suite No. 1300 will be completed in accordance with Exhibit "B" attached hereto and incorporated herein for all purposes.

         4. Landlord and Tenant confirm that Suite No. 1400 will be completed in accordance with Exhibit "B" attached to the Second Amendment. However, the parties hereby agree that paragraph 8.h. of Exhibit "B" attached to the Second Amendment is amended to read as follows:

                 "h. Tenant shall not become entitled to the Construction Allowance or a portion thereof until the following occurs: Each installment of work has been substantially completed in a workmanlike manner acceptable to the Landlord's Construction Manager. The Construction Allowance will be paid not more often than monthly within thirty (30) days after Landlord's Construction Manager's receipt of invoice from Tenant or Tenant's Construction Manger, which shall include (i) all invoices from contractors, subcontractor, and suppliers evidencing the costs of performing the work, together with lien waivers from such parties, and a consent of the surety to the finished work (if applicable), and (ii) with respect to the final payment only, a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work. In no event shall any one installment invoice by Tenant exceed an amount equal to (a) the percentage of completion times (b) the Total Construction Costs."

         5. In addition to the parking spaces Tenant is entitled to use pursuant to, and in accordance with, Exhibit "E" attached to the Lease, and the parking spaces Tenant is entitled to use pursuant to paragraph 4 of the Second Amendment, Tenant will also be permitted to use fifty-two (52) undesignated vehicular parking spaces in the Parking Garage during the initial Term of Suite No. 1300 (i.e., Tenant's rights to such additional parking spaces will not commence until October 1, 1996). Of the fifty-two spaces, thirteen (13) will be in the underground section of the Parking Garage and thirty-nine (39) will be in the above ground section of the Parking Garage. Tenant may use such additional parking spaces at no charge during the first 25 months of such Term, but Tenant will pay $40.00 per space per month during the last 24 months of the Term of the Lease. Tenant's use of such parking spaces will be subject to such terms, conditions and regulations as are from time to time charged or applicable to patrons of the Parking Garage. If, for any reason, Landlord fails or is unable to provide, or Tenant is not permitted to use, all or any portion of the parking spaces to which it is entitled under this paragraph, then Tenant's obligation to pay for such spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces. If Tenant sublets any portion of the Premises or assigns any of its interest in the Lease, then the total parking spaces allocated to Tenant under the Lease, as amended hereby, shall be reduced to the extent the ratio between the rentable square feet of the Premises and the parking spaces granted to Tenant under the Lease as amended hereby exceeds the Building standard ratio of parking space per rentable square foot as established by Landlord from time to time.

         6. Landlord and Tenant hereby confirm that Tenant has the right to renew the Lease as





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it relates to the Additional Lease Area upon the terms and conditions set forth in the Renewal Option described in Exhibit "F" attached to the Lease.

         7. Landlord will pay The Amend Group a commission for the leasing of Suite No. 1300 pursuant to a separate agreement between Landlord and The Amend Group.

         8. Except as amended hereby the Lease remains in full force and effect. As of the effective date of this Amendment, Landlord and Tenant each acknowledges to the other that neither party is in default under the Lease, as amended hereby. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment to be effective as of the latest date accompanying a signature below.

                                        LANDLORD

                                        TRST IRVING, INC., a Texas corporation


Date:  July 25, 1996                    By: /s/ M. KEITH GARRISON
                                            -----------------------------------
                                        Printed Name: M. Keith Garrison
                                                     --------------------------
                                        Title: Vice President
                                              ---------------------------------



                                        TENANT

                                        i2 TECHNOLOGIES, INC., a Texas
                                        corporation


Date: July 10, 1996                     By: /s/ DAVID F. CARY
                                            -----------------------------------
                                        Printed Name: David F. Cary
                                                     --------------------------
                                        Title: CFO
                                              ---------------------------------




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                                 EXHIBIT "A"

                                  [GRAPHIC]


                           EXHIBIT A - Page 1 of 4
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                                  EXHIBIT A

                                  [GRAPHIC]


                           EXHIBIT A - Page 2 of 4




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                                  EXHIBIT A

                                  [GRAPHIC]

                            EXHIBIT A - Page 3 of 4



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                                  EXHIBIT A

                                  [GRAPHIC]

                           EXHIBIT A - Page 4 of 4



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                                   EXHIBIT B

                         TENANT FINISH-WORK: ALLOWANCE


1. Tenant accepts Suite No. 1300 in its "as is" condition on the date that this Amendment is entered into and shall have the benefit of all existing improvements in Suite No. 1300 only.

2. Tenant shall provide to Landlord for its approval space plans of Suite No. 1300 prior to commencing working drawings. Following Landlord's written approval of such space plans, such approval not to be unreasonably withheld or delayed (such determination to be communicated within five (5) working days following submission by Tenant), Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld), of all improvements that Tenant proposes to install in Suite No. 1300; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Landlord agrees to communicate its determination regarding the acceptability of such working drawing within ten (10) days following their submission by Tenant. Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto shall be prepared by the Building's engineer of record, whom Tenant shall at its cost engage for such purpose. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into the Lease by this reference for all purposes, as well as copies of all operating manuals, specifications and warranties on equipment installed and connected to the Building's systems.

3. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. All contractors and subcontractors shall be required to procure and maintain (a) insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require and (b) payment and performance bonds covering the cost of the Work and otherwise reasonably satisfactory to Landlord. Certificates of such insurance, with paid receipts therefor, and copies of such bonds must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner that is free of defects and is in strict conformance with the Working Drawings, and shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

4. Tenant shall bear the entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter defined).

5. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to the lesser of (a) $12.25 per rentable square foot in Suite No. 1300, or (b) the Total Construction Costs, as adjusted for any Landlord approved changes to the Work. Tenant shall not become entitled to the Construction Allowance until the Work has been substantially completed and Tenant has caused to be delivered to Landlord (i) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable), and (ii) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work. Landlord agrees that a portion of the Construction Allowance may be allocated, at Tenant's option, as follows:

         a. Up to $2.00 per rentable square foot of Suite No. 1300 may be paid for architectural and engineering design;

         b. Up to $1.50 per rentable square foot of Suite No. 1300 may be paid to Tenant's construction manager.

6. Tenant or its agent shall supervise the Work, make disbursements required to be made to the contractor. Landlord or its agent (Landlord's Construction Manager) shall supervise the Work, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building, and the Building's systems. In consideration for such construction supervision services, Tenant shall pay to Landlord or its Agent a construction supervision fee equal to five percent (5%) of the Total Construction Costs.

7. To the extent not inconsistent with this Exhibit, Sections 8a. and 8c of the Lease shall govern the performance of the Work and the Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

8.       a.      Tenant is responsible for bringing all areas of Suite No. 1300 in compliance with existing codes. Without limiting the generality of the preceding sentence, Tenant shall be responsible to cause all areas, including without limitation the restrooms, in Suite No. 1300 to comply with applicable ADA standards for handicapped persons. There are no Common Areas in Suite No. 1300.

         b. Normal wear would include holes in walls to hang pictures or shelving, marks and scratches on the walls, and any electrical or mechanical equipment that can wear out with use.

         c. Tenant shall prepare the bid package in accordance with AIA procedures.

         d. A minimum of five contractors (acceptable to Landlord, and two of which shall be recommended by Landlord) shall bid the work.

         e. Tenant will contract with the lowest qualified bidder among the contractors.

         f. Tenant shall not become entitled to the Construction Allowance or a portion thereof until the following occurs: Each installment of work has been substantially completed in a workmanlike manner acceptable to the Landlord's Construction Manager. The Construction Allowance will be paid not more often than monthly within thirty (30) days after Landlord's Construction Manager's receipt of invoice from Tenant or Tenant's Construction Manger, which shall include (i) all invoices from contractors, subcontractor, and suppliers evidencing the costs of performing the work, together with lien waivers from such parties, and (ii) with respect to the final payment only, a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work. In no event shall any one installment invoice by Tenant exceed an amount equal to (a) the percentage of completion times (b) the Total Construction Costs.